                                                         POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  that the undersigned Chief Executive  Officer,  President and Director of American Skandia
Life Assurance  Corporation,  a Connecticut  corporation (the  "Corporation"),  does hereby make,  constitute and appoint Timothy P.
Harris,  Secretary  of the  Corporation,  and in his  absence,  Kathleen A.  Chapman,  Assistant  Secretary,  as his true and lawful attorney-in-fact  and agent with all power and authority on his behalf to sign his/her name on any and all registration  statements, applications  for exemptive  relief,  documents,  instruments,  and/or exhibits  related thereto and any and all amendments  thereto
(including any and all pre- and  post-effective  amendments to any  registration  statement) on any form or forms for the purpose of registering  Annuity,  Variable  Annuity and Variable Life  Insurance  products  under the Securities Act of 1933 and the Investment
Company Act of 1940,  with the  Securities and Exchange  Commission,  granting unto said  attorney-in-fact  and agent full power and authority  to do and perform  each and every act  authorized  by the Power of Attorney  and gives said agents and  attorneys-in-fact full power and authority to act in these premises,  including,  but not limited to, the power to appoint a substitute or substitutes to act  hereunder  with the same  power and  authority  as said agent and  attorney-in-fact  would have if  personally  acting.  The undersigned  does hereby ratify and confirm all that said  attorney-in-fact  and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         16th day of July, 2003.

                                                     ___/s/________________________
                                                              David R. Odenath

                                                         POWER OF ATTORNEY

         KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned  Director  of  American  Skandia  Life  Assurance  Corporation,  a
Connecticut  corporation  (the  "Corporation"),  does hereby  make,  constitute  and appoint  Timothy P.  Harris,  Secretary  of the
Corporation,  and in his absence,  Kathleen A. Chapman,  Assistant Secretary, as his true and lawful attorney-in-fact and agent with all power and  authority on his behalf to sign his/her  name on any and all  registration  statements,  applications  for  exemptive relief, documents,  instruments,  and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective  amendments to any  registration  statement) on any form or forms for the purpose of  registering  Annuity,  Variable
Annuity and Variable Life Insurance  products under the  Securities  Act of 1933 and the  Investment  Company Act of 1940,  with the
Securities and Exchange  Commission,  granting unto said  attorney-in-fact and agent full power and authority to do and perform each and every act  authorized  by the Power of Attorney and gives said agents and  attorneys-in-fact  full power and authority to act in these  premises,  including,  but not limited to, the power to appoint a substitute or  substitutes  to act hereunder  with the same power and authority as said agent and  attorney-in-fact  would have if personally  acting.  The  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         23rd day of July, 2003.

                                                     _/s/_____________________________
                                                              James Avery

                                                         POWER OF ATTORNEY

         KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned  Director  of  American  Skandia  Life  Assurance  Corporation,  a
Connecticut  corporation  (the  "Corporation"),  does hereby  make,  constitute  and appoint  Timothy P.  Harris,  Secretary  of the
Corporation,  and in his absence,  Kathleen A. Chapman,  Assistant Secretary, as her true and lawful attorney-in-fact and agent with all power and  authority on her behalf to sign his/her  name on any and all  registration  statements,  applications  for  exemptive relief, documents,  instruments,  and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective  amendments to any  registration  statement) on any form or forms for the purpose of  registering  Annuity,  Variable
Annuity and Variable Life Insurance  products under the  Securities  Act of 1933 and the  Investment  Company Act of 1940,  with the
Securities and Exchange  Commission,  granting unto said  attorney-in-fact and agent full power and authority to do and perform each and every act  authorized  by the Power of Attorney and gives said agents and  attorneys-in-fact  full power and authority to act in these  premises,  including,  but not limited to, the power to appoint a substitute or  substitutes  to act hereunder  with the same power and authority as said agent and  attorney-in-fact  would have if personally  acting.  The  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         21st day of July, 2003.

                                                     _/s/_____________________________
                                                              Vivian Banta

                                                         POWER OF ATTORNEY

         KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned  Director  of  American  Skandia  Life  Assurance  Corporation,  a
Connecticut  corporation  (the  "Corporation"),  does hereby  make,  constitute  and appoint  Timothy P.  Harris,  Secretary  of the
Corporation,  and in his absence,  Kathleen A. Chapman,  Assistant Secretary, as his true and lawful attorney-in-fact and agent with all power and  authority on his behalf to sign his/her  name on any and all  registration  statements,  applications  for  exemptive relief, documents,  instruments,  and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective  amendments to any  registration  statement) on any form or forms for the purpose of  registering  Annuity,  Variable
Annuity and Variable Life Insurance  products under the  Securities  Act of 1933 and the  Investment  Company Act of 1940,  with the
Securities and Exchange  Commission,  granting unto said  attorney-in-fact and agent full power and authority to do and perform each and every act  authorized  by the Power of Attorney and gives said agents and  attorneys-in-fact  full power and authority to act in these  premises,  including,  but not limited to, the power to appoint a substitute or  substitutes  to act hereunder  with the same power and authority as said agent and  attorney-in-fact  would have if personally  acting.  The  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         28th day of July, 2003.

                                                     _/s/_____________________________
                                                              Richard Carbone

                                                         POWER OF ATTORNEY

         KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned  Director  of  American  Skandia  Life  Assurance  Corporation,  a
Connecticut  corporation  (the  "Corporation"),  does hereby  make,  constitute  and appoint  Timothy P.  Harris,  Secretary  of the
Corporation,  and in his absence,  Kathleen A. Chapman,  Assistant Secretary, as her true and lawful attorney-in-fact and agent with all power and  authority on her behalf to sign his/her  name on any and all  registration  statements,  applications  for  exemptive relief, documents,  instruments,  and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective  amendments to any  registration  statement) on any form or forms for the purpose of  registering  Annuity,  Variable
Annuity and Variable Life Insurance  products under the  Securities  Act of 1933 and the  Investment  Company Act of 1940,  with the
Securities and Exchange  Commission,  granting unto said  attorney-in-fact and agent full power and authority to do and perform each and every act  authorized  by the Power of Attorney and gives said agents and  attorneys-in-fact  full power and authority to act in these  premises,  including,  but not limited to, the power to appoint a substitute or  substitutes  to act hereunder  with the same power and authority as said agent and  attorney-in-fact  would have if personally  acting.  The  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         30th day of July, 2003.

                                                     _/s/_____________________________
                                                              Helen Galt

                                                         POWER OF ATTORNEY

         KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned  Director  of  American  Skandia  Life  Assurance  Corporation,  a
Connecticut  corporation  (the  "Corporation"),  does hereby  make,  constitute  and appoint  Timothy P.  Harris,  Secretary  of the
Corporation,  and in his absence,  Kathleen A. Chapman,  Assistant Secretary, as his true and lawful attorney-in-fact and agent with all power and  authority on his behalf to sign his/her  name on any and all  registration  statements,  applications  for  exemptive relief, documents,  instruments,  and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective  amendments to any  registration  statement) on any form or forms for the purpose of  registering  Annuity,  Variable
Annuity and Variable Life Insurance  products under the  Securities  Act of 1933 and the  Investment  Company Act of 1940,  with the
Securities and Exchange  Commission,  granting unto said  attorney-in-fact and agent full power and authority to do and perform each and every act  authorized  by the Power of Attorney and gives said agents and  attorneys-in-fact  full power and authority to act in these  premises,  including,  but not limited to, the power to appoint a substitute or  substitutes  to act hereunder  with the same power and authority as said agent and  attorney-in-fact  would have if personally  acting.  The  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         23rd day of July, 2003.

                                                     _/s/_____________________________
                                                              Ronald Joelson